ADAMS
NATURAL RESOURCES
FUND

FIRST QUARTER REPORT
MARCH 31, 2023
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Letter to Shareholders

Dear Fellow Shareholders,
Following a double-digit decline in 2022, equities broadly advanced in the first quarter of 2023, despite volatility caused by shifting expectations for inflation and interest rates, as well as turmoil in the banking industry. Growth stocks drove the gains in a reversal of last year. Signs of subsiding inflation and optimism that the U.S. Federal Reserve (Fed) could slow the pace of interest rate hikes helped drive a January rally. That sentiment started to shift as economic data including inflation, retail sales, and unemployment remained resilient, raising expectations that interest rates would go higher, and stay high for longer. In March, Silicon Valley Bank and Signature Bank collapsed, driving sharp declines in the Financials sector that reverberated across much of the market, and once again changed expectations for the Fed’s short-term plans.
“Our Fund, with exposure to both Energy and Materials, returned -2.8% for the quarter, outperforming the -3.2% return of the benchmark.”

By late March, bank stocks had partially recovered, supported by government efforts to protect depositors and provide liquidity to the industry. Broad equity indexes also rallied on the latest signs of cooling inflation. Gains were heavily concentrated in mega-cap growth stocks tied to technology and consumer spending, especially Apple, Microsoft, and NVIDIA.
A number of companies announced layoffs during the first quarter, revealing corporate America’s concerns about a potential recession and its impact on margins and earnings. While announcements from market leaders such as Amazon, Meta, and Microsoft garnered the most attention, similar cuts took place in almost every sector of the market. Nonetheless, unemployment remained low, and the data released in March flirted with five-decade lows. The Fed raised its benchmark federal funds rate by 25 basis points in early February and again in late March, marking nine consecutive rate hikes in one year, totaling 4.75%. Fed Chair Jerome Powell acknowledged the challenge of engineering a “soft landing” that avoids a deep recession, but he also sounded hopeful that it could be accomplished. Investors seemed to agree with his optimism in early 2023.
After outperforming by more than 80% in 2022, Energy was one of the worst performing sectors in the S&P 500 for the quarter. Crude oil prices declined nearly 6% during the period finishing more than $40 below the peak in March 2022. Concerns about how a potential economic slowdown will impact demand, exacerbated by worries about the banking crisis, weighed on oil prices. Supply and demand were fairly well balanced as the expected demand push from China’s reopening has been slow to materialize. Unusually warm winter weather

Letter to Shareholders (continued)

caused natural gas prices to decline sharply in the first quarter, reaching post-2020 lows in March and finishing the period down more than 40%.
Our Fund, with exposure to both Energy and Materials, returned -2.8% for the quarter, outperforming the -3.2% return of the benchmark. Positioning in Energy drove the Fund’s relative gains, while our Materials holdings underperformed. Most Energy industry groups declined for the three-month period, with the exception of Refining & Marketing, which advanced 8.9%. Our overweight in the group was a leading contributor to performance. Strong stock selection allowed all five Energy industry groups to contribute on a relative basis.
In Refining & Marketing, our overweight in Marathon Petroleum was the driver of relative performance. Demand for refined products has held up well, and margins have remained above historical averages. Marathon executed well relative to its peers in 2022, generating the highest refining margins in the group. This operational strength, along with cash from the Speedway sale, supported the repurchase of 32% of its outstanding shares over the last two years. With $12 billion in cash on its balance sheet and continued robust free cash flow, Marathon is positioned to repurchase 10% to 15% of its shares annually in 2023 and 2024.
E&P stocks underperformed during the quarter along with the decline in crude prices. However, the Fund benefited as our overweight holdings were among the best performers in the group, led by Diamondback Energy and Occidental Petroleum. We are focused on the lowest cost producers that are best able to withstand volatility in prices, and we added to our position in arguably the lowest cost producer, Pioneer Natural Resources.
Our position in Cheniere Energy was a notable contributor in the Storage & Transportation group. The largest LNG exporter in the U.S., Cheniere has benefited from high LNG prices driven by Europe’s efforts to replace Russia sourced natural gas amid the war in Ukraine. We believe the company is well positioned for the long-term growth of the global LNG markets given its ongoing capacity expansion, strong competitive position, and relative insulation from price fluctuations.
The Fund’s holdings In the Materials sector weighed on relative performance, as our 3.6% sector return trailed that of the benchmark. Alcoa was the largest individual detractor from performance. The aluminum producer was hit by a weaker-than-expected forecast of shipments in 2023, a trend that we expect to stabilize and reverse going forward. Our position in CF Industries, one of the largest nitrogen fertilizer producers in the world, also weighed on performance.

Letter to Shareholders (continued)

Fertilizer prices have been weak in response to declining natural gas prices. We continue to believe that CF will be a key beneficiary of the need by farmers to increase crop yields to meet rising global demand. Strength in industrial gas company Linde plc mitigated some of the weakness. Linde reported earnings above consensus estimates for the 16th consecutive quarter as the company continues to benefit from the combination of solid demand for its products and excellent operational execution.
For the three months ended March 31, 2023, the total return on the Fund’s net asset value (“NAV”) per share (with dividends and capital gains reinvested) was -2.8%. This compares to a total return of -3.2% for the Fund’s benchmark, comprised of the S&P 500 Energy Sector (83% weight) and the S&P 500 Materials Sector (17% weight) in 2023. The total return on the market price of the Fund’s shares for the period was -5.3%.
For the twelve months ended March 31, 2023, the Fund’s total return on NAV was 10.2%. Comparable return for the Fund’s benchmark was 9.8%. The Fund’s total return on market price was 5.8%.
During the quarter, the Fund paid distributions to shareholders of  $2.5 million, or $.10 per share, consisting of $.03 net investment income, $.03 short-term capital gain, and $.02 long-term capital gain realized in 2022, and $.02 net investment income realized in 2023.
Uncertainty remains a buzzword for investors these days, following a difficult 2022 and a quarter that was, at times, volatile. While we were pleased to see equity markets’ strength, the questions investors were asking as we entered the year remain largely unanswered. We still don’t know whether we are, or will soon be, in a recession. The path forward for interest rates became cloudier during the first three months of 2023, and the Fed’s margin for error is tighter still. Inflation readings have been inconsistent. All of these macroeconomic issues continued to drive day-to-day market volatility during the last quarter, and sometimes their impact seemed outsized.
We also understand it’s a stressful time to be an investor, especially on the heels of a difficult 2022. We continue to monitor the macroeconomic situation while remaining focused on the long term and managing risk. We continue to seek opportunities in quality companies with strong fundamentals and the ability to grow earnings through full market cycles. In other words, we place our trust in our process and appreciate the trust you place in us.

Letter to Shareholders (continued)

As you may know, this is my last shareholder letter. I will be retiring after our Annual Meeting in April. February marked my tenth year as CEO of Adams Funds, and I am very proud of what we accomplished. We have an incredible team, and it has been an honor working with them. This talented team and the support of our Board allowed us to transform Adams Funds into a top-quality asset management company. I have thoroughly enjoyed the past 10 years and while leaving is never easy, I could not be more excited about what comes next for the Company. Jim Haynie is without question the best person to be the next CEO. He is an excellent investor and a thoughtful person who has the respect and support of everyone in the Company. I leave with the knowledge that Adams Funds has a very bright future.
By order of the Board of Directors,
Mark E. Stoeckle
Chief Executive Officer
April 20, 2023

Disclaimers
This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of stocks held by the Fund, the conditions in the U.S. and international financial markets, the price at which shares of the Fund will trade in the public markets, and other factors discussed in the Fund’s periodic filings with the Securities and Exchange Commission.
This report is transmitted to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is no guarantee of future investment results.

Summary Financial Information

(unaudited)
	2023	2022
At March 31:
Net asset value per share	$25.00	$24.42
Market price per share	$20.56	$20.93
Shares outstanding	25,082,799	24,484,655
Total net assets	$627,152,193	$597,963,876
Average net assets	$646,257,361	$536,828,174
Unrealized appreciation on investments	$166,604,203	$128,800,842

For the three months ended March 31:
Net investment income	$4,507,196	$3,892,803
Net realized gain (loss)	$(805,549)	$21,682,426
Cost of shares repurchased	$2,371,347	$–
Shares repurchased	111,464	–
Total return (based on market price)	-5.3%	27.3%
Total return (based on net asset value)	-2.8%	27.7%

Key ratios:
Expenses to average net assets*	0.65%	0.71%
Net investment income to average net assets*	2.86%	2.96%
Portfolio turnover*	21.5%	36.9%
Net cash & short-term investments to net assets	0.8%	0.8%

*
Annualized

Ten Largest Equity Portfolio Holdings

March 31, 2023
(unaudited)
	Market Value	Percent of Net Assets
Exxon Mobil Corporation	$146,739,336	23.4%
Chevron Corporation	87,791,664	14.0
ConocoPhillips	45,247,300	7.2
Schlumberger N.V.	28,700,570	4.6
Marathon Petroleum Corporation	27,021,550	4.3
Linde plc	23,281,320	3.7
Pioneer Natural Resources Company	22,057,920	3.5
Phillips 66	18,914,974	3.0
EOG Resources, Inc.	15,161,766	2.4
Hess Corporation	14,992,666	2.4
	$429,909,066	68.5%

Schedule of Investments

March 31, 2023
(unaudited)
	Shares	Value (a)
Common Stocks — 99.2%
Energy — 81.5%
Equipment & Services — 6.5%
Baker Hughes Company	202,800	$5,852,808
Halliburton Company	193,853	6,133,509
Schlumberger N.V.	584,533	28,700,570
		40,686,887
Exploration & Production — 23.0%
APA Corporation	56,000	2,019,360
Cheniere Energy, Inc.	23,989	3,780,667
Chord Energy Corporation	225	30,285
Chord Energy Corporation warrants, strike price $166.37, 1 warrant for .5774 share, expires 9/1/24 (b)	2,654	47,188
Chord Energy Corporation warrants, strike price $133.70, 1 warrant for .5774 share, expires 9/1/25 (b)	1,327	18,843
ConocoPhillips	456,076	45,247,300
Coterra Energy Inc.	150,100	3,683,454
Devon Energy Corporation	126,000	6,376,860
Diamondback Energy, Inc.	85,100	11,502,967
EOG Resources, Inc.	132,267	15,161,766
EQT Corporation	61,400	1,959,274
Hess Corporation	113,289	14,992,666
Marathon Oil Corporation	114,900	2,753,004
Occidental Petroleum Corporation	236,651	14,774,122
Pioneer Natural Resources Company	108,000	22,057,920
		144,405,676
Integrated Oil & Gas — 37.4%
Chevron Corporation	538,071	87,791,664
Exxon Mobil Corporation	1,338,130	146,739,336
		234,531,000
Refining & Marketing — 9.2%
Marathon Petroleum Corporation	200,412	27,021,550
Phillips 66	186,575	18,914,974
Valero Energy Corporation	86,000	12,005,600
		57,942,124
Storage & Transportation — 5.4%
Kinder Morgan, Inc.	739,092	12,941,501
ONEOK, Inc.	87,500	5,559,750
Targa Resources Corp.	98,800	7,207,460
Williams Companies, Inc.	260,700	7,784,502
		33,493,213

Schedule of Investments (continued)

March 31, 2023
(unaudited)
	Shares	Value (a)
Materials — 17.7%
Chemicals — 12.2%
Air Products and Chemicals, Inc.	31,200	$8,960,952
Albemarle Corporation	9,000	1,989,360
Celanese Corporation	34,300	3,734,927
CF Industries Holdings, Inc.	45,100	3,269,299
Corteva Inc.	66,245	3,995,236
Dow, Inc.	65,745	3,604,141
DuPont de Nemours, Inc.	42,087	3,020,584
Eastman Chemical Company	8,900	750,626
Ecolab Inc.	22,800	3,774,084
FMC Corporation	35,300	4,311,189
International Flavors & Fragrances Inc.	21,006	1,931,712
Linde plc	65,500	23,281,320
LyondellBasell Industries N.V.	18,400	1,727,576
Mosaic Company	25,601	1,174,574
PPG Industries, Inc.	19,700	2,631,526
Sherwin-Williams Company	37,700	8,473,829
		76,630,935
Construction Materials — 0.6%
Martin Marietta Materials, Inc.	5,200	1,846,312
Vulcan Materials Company	9,800	1,681,288
		3,527,600
Containers & Packaging — 1.1%
Amcor plc	125,100	1,423,638
Avery Dennison Corporation	5,500	984,115
Ball Corporation	29,100	1,603,701
International Paper Company	28,200	1,016,892
Packaging Corporation of America	7,600	1,055,108
Sealed Air Corporation	8,900	408,599
WestRock Company	15,400	469,238
		6,961,291
Metals & Mining — 3.8%
Alcoa Corporation	50,800	2,162,048
Freeport-McMoRan, Inc.	213,500	8,734,285
Newmont Corporation	77,600	3,803,952
Nucor Corporation	40,000	6,178,800
Steel Dynamics, Inc.	28,000	3,165,680
		24,044,765

Schedule of Investments (continued)

March 31, 2023
(unaudited)
	Shares	Value (a)
Total Common Stocks
(Cost $455,618,788)		$622,223,491
Short-Term Investments — 0.7%
Money Market Funds — 0.7%
Northern Institutional Treasury Portfolio, 4.56% (c)	818,264	818,264
Western Asset Institutional Liquid Reserves Fund, 4.95% (c)	3,804,511	3,803,750
Total Short-Term Investments
(Cost $4,622,514)		4,622,014
Total — 99.9%
(Cost $460,241,302)		626,845,505
Other Assets Less Liabilities — 0.1%		306,688
Net Assets — 100.0%		$627,152,193

(a)
Common stocks and warrants are listed on the New York Stock Exchange or NASDAQ and are valued at the last reported sale price on the day of valuation.

(b)
Presently non-dividend paying.

(c)
Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.

Information regarding transactions in equity securities during the quarter can be found on our website at: www.adamsfunds.com.

Adams Natural Resources Fund, Inc.

Board of Directors
Kenneth J. Dale (1) (5)	Lauriann C. Kloppenburg(1)(3) (4)	Mark E. Stoeckle (1)
Frederic A. Escherich (1) (3) (4)	Kathleen T. McGahran (1) (2) (3)
Mary Chris Jammet (2) (4)	Jane Musser Nelson (2) (3)

(1)
Member of Executive Committee

(2)
Member of Audit Committee

(3)
Member of Compensation Committee

(4)
Member of Nominating and Governance Committee

(5)
Chair of the Board

Officers
Mark E. Stoeckle	Chief Executive Officer
James P. Haynie, CFA	President
Brian S. Hook, CFA, CPA	Vice President, Chief Financial Officer and Treasurer
Janis F. Kerns	Vice President, General Counsel, Secretary and Chief Compliance Officer
Gregory W. Buckley	Vice President—Research
Michael A. Kijesky, CFA	Vice President—Research
Michael E. Rega, CFA	Vice President—Research
Jeffrey R. Schollaert, CFA	Vice President—Research
Christine M. Sloan, CPA	Assistant Treasurer and Director of Human Resources

500 East Pratt Street, Suite 1300, Baltimore, MD 21202
410.752.5900   800.638.2479
Website: www.adamsfunds.com
Tickers: PEO (NYSE), XPEOX (NASDAQ)
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Custodian of Securities: The Northern Trust Company
Transfer Agent & Registrar: American Stock Transfer & Trust Company, LLC
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